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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 28, 2006

Golf Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-22091	33-0724736
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 North Adger’s Wharf, Charleston, SC

(Address of principal executive offices)

29401

(Zip Code)

(843) 723-4653

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2006, Golf Trust of America, Inc. (the “Company”), its operating partnership Golf Trust of America, L.P. (“GTA, LP”) and GTA-IB, LLC (“GTA-IB”) entered into a First Amendment to Defense and Escrow Agreement (the “Amendment”) with Golf Host Resorts, LLC (formerly Golf Host Resorts, Inc.), a Delaware limited liability company (“GHR”) and Chicago Title Insurance Company (the “Escrow Agent”).  The Amendment, among other things, amends the distributions from a sale of Parcel F under the Defense and Escrow Agreement to reduce the distributions to GTA-IB by $10,000 and to reduce the distributions to GTA, LP by $700,000.  The Amendment also provides that, in the event that the purchaser of Parcel F (“Parcel F, LLC”) receives a return of its earnest money deposit pursuant to an Amended and Restated Agreement for the Sale and Purchase of Real Property - Parcel F between GHR and Parcel F, LLC, dated June 29, 2004 (as amended), the GHR shall receive an offsetting payment of the lesser of $200,000, or the amount of earnest money returned to Parcel F, LLC.  The Defense and Escrow Agreement was included as Exhibit 10.2 to the Company’s Current Report on Form 8-K which was filed on July 29, 2004.

In connection with the execution of the Amendment, the Company and Elk Funding, LLC (“Elk Funding”) entered into a Loan Satisfaction and Termination of Assignment of Defense and Escrow Agreement (the “Loan Satisfaction Agreement”) which provided, among other things, that when GHR receives $710,000 pursuant to the terms of the Amendment (i) the Company’s obligations to Elk Funding under Note A shall be deemed to be paid in full and satisfied, (ii) the loan documents between the Company and Elk Funding shall be deemed terminated and neither party shall have further obligations under such documents and (iii) the Assignment of Defense and Escrow Agreement and the security interest created by such agreement shall be deemed terminated.  As further consideration for the satisfaction of Note A, the Company consented to the extension of the closing deadline pursuant to the Second Amendment to the Amended and Restated Agreement for Sale and Purchase of Real Property – Parcel F between GHR and Parcel F, LLC. Elk Funding also consented to the Amendment as part of the Loan Satisfaction Agreement.  Note A, made in the principal amount of $700,000, was secured by the Assignment of Defense and Escrow Agreement between the Company and Elk Funding.  Note A, Note B (which was previously repaid by the Company) and the loan agreement relating to both notes were included as Exhibit 10.7 to the Company’s Current Report Form 8-K which was filed on July 29, 2004.

The Amendment and the Loan Satisfaction Agreement are included as Exhibit 10.24.2 and Exhibit 10.29.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The description of the Amendment and the Loan Satisfaction Agreement are qualified in their entirety by the contents thereof.

Item 1.02  Termination of a Material Definitive Agreement.

On December 28, 2006, Note A was deemed satisfied, the obligations of the parties under the related loan documents were deemed terminated, and the Assignment of Defense and Escrow Agreement and the security interest created by such agreement were deemed terminated.

The disclosures under Item 1.01 of this Current Report on Form 8-K are deemed incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.24.2	First Amendment to Defense and Escrow Agreement by and between the Company, GTA, LP, GTA-IB, GHR and Escrow Agent.

10.29.2	Loan Satisfaction and Termination of Assignment of Defense and Escrow Agreement between the Company and Elk Funding, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Registrant)

January 4, 2007	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibit.

Exhibit No.	Description

10.24.2	First Amendment to Defense and Escrow Agreement by and between the Company, GTA, LP, GTA-IB, GHR and Escrow Agent.

10.29.2	Loan Satisfaction and Termination of Assignment of Defense and Escrow Agreement between the Company and Elk Funding, LLC.